U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 18, 2003
                                                           -------------


                          COMMISSION FILE NO.: 0-30875

                            MILL CREEK RESEARCH, INC.
                            ------------------------
                     (Name of small business in its charter)

                     Utah                                     87-0633677
    (State or jurisdiction of incorporation              (I.R.S. Employer or
                  organization)                           Identification No.)

                  481 N. Seranado St., Orange, California 92869
                 ---------------------------------------- -----
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number: (714) 633-8083 fax: (603)375-6582
                                       ---------------------------------

              1001 - 17th St, Ste. M. Costa Mesa, California 92626
              ----------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant

         Not Applicable

Item 2.    Acquisition or Disposition of Assets

         Not applicable.

Item 3.    Bankruptcy or Receivership

         Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant

         Not Applicable

Item 5.    Other Events

The Company issued a statement regarding its new website to sell the CD-ROM entitled "Drugs and Death, Profiles of Illegal Drug Abuse." The information contained in this statement, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 6.    Resignations of Registrant's Directors

         Not Applicable

Item 7.    Financial Statements and Exhibits

         Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     Mill Creek Research, Inc,

Dated: June 18, 2003                             By: /s/ Rita Thomas
                                                     --------------------
                                                     Rita Thomas,
                                                     President, Director

EXHIBIT 99.1

FOR IMMEDIATE RELEASE:

                            MILL CREEK RESEARCH OPENS
                                WEBSITE FOR SALES
                             OF "DRUGS AND DEATH" CD

COSTA MESA, CA., June 18 - Mill Creek Research, Inc. announced today that it has opened its new website to provide on-line sales of the multimedia CD-ROM "Drugs and Death, Profiles of Illegal Drug Abuse".

Through their new website (www.millcreekresearch.com), Mill Creek Research will sell this multimedia CD "Drugs and Death" presented in a graphic and easily understood manner. This CD has received rave reviews from parents, teachers, and juvenile justice programs. It is designed specifically for drug abuse education and prevention.

By viewing the "Drugs and Death" multimedia CD, the students can learn about the
physical  and   psychological   effects  of  marijuana,   heroin,   cocaine  and
amphetamines, inhalents, LSD, and psychedelics.

Written by forensic pathologist and medical examiner, Dr. Joseph D. Rupp, the material is based on his more than 20 years of experience and highlights of drug-related deaths from medical examiner case files. Photographs from the scenes and autopsies of these deaths are used to show the effects of illegal drug use on the human body.

Mill Creek Research's President, Ms. Rita Thomas stated that " every parent should own a copy of this true-to-life record of the dangers of illegal drug abuse. A graphic depiction and narrative that could save your child's life. At $19.95, it is cheaper than any course of drug rehabilitation."

"Each topic takes approximately thirty minutes to complete. Audio narrative makes each topic clear and concise. Also included is a quiz that allows teachers and parents to evaluate student and child's comprehension of the material," stated Ms. Thomas.

Contact: Ms. Rita Thomas, Pres.
Tel: (714)633-8083; Fax: 603-375-6582
www.millcreekresearch.com
rthomas@millcreekresearch.com